EXHIBIT  10(m)



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           AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT


            AMENDMENT dated as of January 23, 1995 among THE
LOUISIANA LAND AND EXPLORATION COMPANY (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN
GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").


                             W I T N E S S E T H :


            WHEREAS, the parties hereto have heretofore entered into an Amended and Restated Credit Agreement dated as of August 19,
1994 (the "Agreement"); and

            WHEREAS, the parties hereto desire to amend the Agreement as provided below.

            NOW, THEREFORE, the parties hereto agree as follows:

            SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

            SECTION 2. Amendment to Section 5.15. Section 5.15 of the Agreement is amended by the addition of the following language at the end thereof: "minus (iii) an amount equal to the lesser of
(x) the net after tax amount of non-cash write downs of long term assets by the Borrower for the year ended December 31, 1994 and (y) $225,000,000".

            SECTION 3  Governing Law.  This Amendment shall be
governed by and construed in accordance with the laws of the State of New York.

            SECTION 4. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).
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            IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed as of the date first above written.

                                    THE LOUISIANA LAND AND
                                      EXPLORATION COMPANY


                                    By /s/ Louis Raspino
                                       Title: Treasurer


                                    MORGAN GUARANTY TRUST COMPANY
                                      OF NEW YORK


                                    By /s/ John Kowalczuk
                                       Title: Vice President


                                    TEXAS COMMERCE BANK NATIONAL
                                      ASSOCIATION


                                    By /s/ Scott Richardson
                                       Title: Vice President


                                    NATIONSBANK OF TEXAS, N.A.



                                    By /s/ Paul A. Squires
                                       Title: Senior Vice President


                                    ABN AMRO BANK, N.V.


                                    By /s/ David Wright
                                       Title: Vice President


                                    By /s/ C. Randall
                                       Title: Group Vice President


                                    BANK OF MONTREAL


                                    By /s/ Shana L. Sloan
                                       Title: Director
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                                    THE BANK OF NEW YORK


                                    By /s/ Dennis M. Pidherny
                                       Title: Vice President


                                    THE BANK OF NOVA SCOTIA


                                    By /s/ F.C.H. Ashby
                                       Title: Senior Manager Loan
                                                 Operations


                                    BANQUE PARIBAS HOUSTON AGENCY


                                    By /s/ Bart Schouest
                                       Title: Group Vice President


                                    By /s/ Patrick J. Milon
                                       Title: Svp.-Deputy General
                                                 Manager


                                    BARCLAYS BANK PLC


                                    By /s/ John G. Sullivan
                                       Title: Associate Director


                                    CREDIT LYONNAIS CAYMAN ISLAND
                                      BRANCH


                                    By /s/ Xavier Ratouis
                                       Title: Authorized Signature


                                    THE FIRST NATIONAL BANK OF BOSTON


                                    By /s/ Michael Kane
                                       Title: Managing Director


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                                    THE FIRST NATIONAL BANK OF CHICAGO


                                    By /s/ Susan Hodge
                                       Title: Vice President


                                    FIRST NATIONAL BANK OF COMMERCE


                                    By /s/ Cory B. Armand
                                       Title: Assistant Vice President


                                    HIBERNIA NATIONAL BANK


                                    By /s/ Colleen S. Smith
                                       Title: Vice President


                                    THE INDUSTRIAL BANK OF JAPAN
                                      LIMITED NEW YORK BRANCH


                                    By /s/ Makoto Fukuda
                                       Title: Joint General Manager


                                    MEESPIERSON N.V.


                                    By /s/ T.J. Meulemeester
                                       Title: Senior Vice President


                                    By /s/ Ir. D. van der Klaauw
                                       Title: Senior Account Manager


                                    MELLON BANK, N.A.


                                    By /s/ Jacquelyn S. Peters
                                       Title: Vice President


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                                    MIDLAND BANK PLC
                                      NEW YORK BRANCH


                                    By /s/ G. B. Jansen
                                       Title: Director


                                    NBD BANK, N.A.


                                    By /s/ George R. Schanz
                                       Title: Vice President


                                    ROYAL BANK OF CANADA


                                    By /s/ Gil J. Bernard
                                       Title: Senior Manager


                                    SOCIETE GENERALE, SOUTHWEST AGENCY


                                    By /s/ James R. Shelton
                                       Title: Vice President


                                    TORONTO-DOMINION (TEXAS), INC.


                                    By /s/ Diane Bailey
                                       Title: Vice President


                                    UNION BANK OF SWITZERLAND,
                                      HOUSTON AGENCY


                                    By /s/ Dan Boyle
                                       Title: Vice President


                                    By /s/ Evans Swann
                                       Title: Managing Director


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                                    WACHOVIA BANK OF GEORGIA, N.A.


                                    By /s/ Linda M. Harris
                                       Title: Senior Vice President


                                    WHITNEY NATIONAL BANK


                                    By /s/ Robert Browning
                                       Title: Senior Vice President


                                    MORGAN GUARANTY TRUST COMPANY
                                      OF NEW YORK, as Agent


                                    By /s/ John Kowalczuk
                                       Title: Vice President